Power of Attorney

Each director and officer of the registrant whose signature appears below hereby appoints David E.A. Carson, George W. Morriss and William T. Kosturko, and each of them severally, as his or her attorney-in-fact to sign in his or her name and beha f, in any and all capacities stated below and to file with the Commission any and all amendments, including post-effective amendments to this registration statement, and the registrant hereby also appoints each such person as its attorney-in-fact with the authority to sign and file any such amendments in its name and behalf. Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on August 8, 1997 by the following persons in the capacities indicated.

Signatures
Title



/s/ David E.A. Carson
------------------------------
David E.A. Carson
President and Chief Executive Officer, Director



/s/ James P. Biggs
------------------------------
James P. Biggs
Executive Vice President, Director


/s/ George W. Morriss
------------------------------
George W. Morriss
Executive Vice President and Chief Financial Officer




/s/ Vincent J. Calabrese
------------------------------
Vincent J. Calabrese
Vice President and Chief Accounting Officer




/s/ George P. Carter
------------------------------
George P. Carter
Director




/s/ Joseph E. Clancy
------------------------------
Joseph E. Clancy
Director




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/s/ George R. Dunbar
------------------------------
George R. Dunbar
Director



------------------------------
Jerry Franklin
Director




/s/ Samuel W. Hawley
------------------------------
Samuel W. Hawley
Director




------------------------------
Betty Ruth Hollander
Director




------------------------------
Jean M. LaVecchia
Director




------------------------------
Eunice S. Groark
Director




------------------------------
Saul Kwartin
Director



/s/ Jack E. McGregor
------------------------------
Jack E. McGregor
Director

------------------------------
James A. Thomas
Director




/s/ Wilmot F. Wheeler, Jr.
------------------------------
Wilmot F. Wheeler, Jr.
Director